                                                                      EXHIBIT 99



                           LOCAL FINANCIAL CORPORATION
                         REPORTS SECOND QUARTER EARNINGS



Oklahoma City - Local Financial Corporation (NASDAQ:LFIN). Local Financial Corporation (the "Company") today announced its earnings for the second quarter. Diluted earnings per share for the quarter were $.37, up 12.1 percent from the same quarter in the prior year. Diluted earnings per share for the six months ended June 30, 2002, were $.73, up 12.3 percent from the same period last year. Net income for the three and six months ended June 30, 2002, was $7.5 million and $14.5 million, respectively, up from $7.1 million and $13.8 million for the same period last year. Included in these results was the effect of the Company's purchase of 1.5 million of its outstanding shares during 2001 and 2002 and elimination of amortization of goodwill in 2002 under changed accounting rules. Year-to-date return on stockholders' equity was 17.52 percent, while return on assets was 1.05 percent. "We are pleased with our second quarter earnings and remain committed to achieving sustainable growth in earnings per share," stated Chairman and Chief Executive Officer Edward A. Townsend.

Net interest income was $22.9 million in the three months ended June 30, 2002, as compared with $21.3 million during the same period in the prior year. This increase was primarily attributable to increasing spreads on a comparative year basis. Net interest margin was 3.47 percent year-to-date and slightly ahead of last year. However, on a sequential quarter basis, spreads continued to decline as rates on earning assets decline more rapidly than rates paid on interest bearing liabilities. Low interest rates, over a prolonged period of time, as well as soft loan demand will impact profitability adversely.

The Company continued its focus during the quarter on increasing noninterest revenue. Noninterest income for the quarter was $7.0 million, up 26.2 percent from $5.5 million last year and 18.8 percent higher than first quarter of this year, primarily as a result of the success of its High Performance Checking campaign. Additionally, commercial cash management services contributed to the rise in noninterest income through increased account analysis fees.

Noninterest expense was up 11.4 percent during the second quarter of 2002 as compared with the same period in the prior year, primarily as a result of increased compensation costs with almost all other costs declining or remaining relatively flat. "Our intent is to control noninterest expense while allowing for increases necessary to support long-term strategic and marketing initiatives," stated Mr. Townsend.

The Company's nonperforming assets at the end of the second quarter totaled $10.3 million compared to $12.4 million for the prior quarter. The ratio of nonperforming assets to total assets was .37 percent versus .45 percent at March 31, 2002. "While our current levels of nonperforming assets compare favorably with our peers, we have no reason to believe that we are insulated from economic trends, and consequently we are prepared for increases in these numbers," stated Mr. Townsend. The Company increased its provision for loan losses to $1.8 million during the second quarter from $1.2 million during the same quarter last year, bringing the year-to-date provision to $3.6 million versus $1.9 million at this date last year.

The Company's wholly-owned subsidiary, Local Oklahoma Bank, has announced its intent to acquire U.S. National Bank, a privately-held institution located in Midwest City, Oklahoma, with deposits of $28.4 million. The acquisition will bring Local's total deposits in the Midwest City market to $113.6 million.

                         -------------------------------

This news release may contain forward-looking statements that involve risk and uncertainties, with respect to the results of operations and other uncertainties that may not be known or anticipated by the Company. While management of the Company uses its best efforts to be accurate in making forward-looking statements, any such statements are subject to risks and uncertainties that could cause the Company's actual results to vary materially from the future results indicated in such forward-looking statements.

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS
                             (Dollars in thousands)



                                                           SIX MONTHS ENDED                    THREE MONTHS ENDED
                                                               JUNE 30,                              JUNE 30,
                                                          ------------------     PERCENT       ------------------     PERCENT
                                                           2002        2001      CHANGE         2002        2001      CHANGE
                                                          ------      ------     ------        ------      ------     ------
SELECTED FINANCIAL RATIOS:                                                            (Unaudited)

Yield on earning assets                                     6.73%       8.01%     (16.0)%        6.63%       7.80%     (15.0)%
Cost of funds                                               3.57        5.01      (28.7)         3.51        4.79      (26.7)
Interest rate spread                                        3.16        3.00        5.3          3.12        3.01        3.7
Net interest margin                                         3.47        3.45        0.6          3.44        3.47       (0.9)
Return on average assets before extraordinary item          1.05        1.09       (3.7)         1.07        1.10       (2.7)
Return on average equity before extraordinary item         17.52       17.11        2.4         17.62       16.97        3.8


                                                SIX MONTHS ENDED                        THREE MONTHS ENDED
                                                    JUNE 30,                                 JUNE 30,
                                             ----------------------      PERCENT      ----------------------       PERCENT
                                               2002          2001         CHANGE        2002          2001         CHANGE
                                             --------      --------      --------     --------      --------      --------
STATEMENT OF OPERATIONS DATA:                                                 (Unaudited)

Net interest income                          $ 46,091        41,956           9.9%      22,894        21,311           7.4%
Provision for loan losses                      (3,600)       (1,900)         89.5       (1,800)       (1,150)         56.5
Noninterest income                             12,829        10,122          26.7        6,966         5,521          26.2
Noninterest expense                            33,564        29,608          13.4       16,889        15,158          11.4
Income before extraordinary item               14,544        13,827           5.2        7,465         7,052           5.9
Net income                                     14,544        13,823           5.2        7,465         7,051           5.9


                                                                                PERCENT
                                                      6/30/02       12/31/01    CHANGE
                                                    -----------    ----------   -------
FINANCIAL CONDITION DATA:                           (Unaudited)

Total assets                                        $ 2,783,970     2,820,051      (1.3)
Loans receivable, net                                 1,981,542     1,972,145       0.5
Securities available for sale                           100,081       193,736     (48.3)
Securities held to maturity                             492,256       430,956      14.2
Deposits                                              1,883,641     1,809,362       4.1
Advances from the Federal Home Loan Bank of Topeka      603,024       728,205     (17.2)
Senior Notes                                             21,545        21,545        --
Mandatorily redeemable trust preferred securities        40,250        40,250        --
Stockholders' equity                                    175,109       163,536       7.1
Allowance for loan losses                                28,354        27,621       2.7



REGULATORY RATIOS - HOLDING COMPANY:

Core Capital (Tier 1) to Net Risk Weighted Assets              10.07%
Total Capital (Tier 1 & 2) to Net Risk Weighted Assets         11.32%
Leverage Ratio                                                  7.12%


REGULATORY RATIOS - BANK:

Core Capital (Tier 1) to Net Risk Weighted Assets              11.04%
Total Capital (Tier 1 & 2) to Net Risk Weighted Assets         12.30%
Leverage Ratio                                                  7.81%

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (Dollars in thousands, except share data)
                                   (unaudited)

                                                                                   THREE MONTHS ENDED
                                                          ------------------------------------------------------------------------

                                                            6/30/02        3/31/02        12/31/01       09/30/01       06/30/01
                                                          ------------   ------------   ------------   ------------   ------------
INTEREST AND DIVIDEND INCOME:
  Loans                                                   $     35,008         34,471         36,911         37,725         38,003
  Securities available for sale and held to maturity             8,349          9,920         10,760          8,956          9,071
  Federal Home Loan Bank of Topeka and Federal Reserve
    Bank stock                                                     448            518            549            524            499
  Other investments                                                342            107            186            687            376
                                                          ------------   ------------   ------------   ------------   ------------
Total interest and dividend income                              44,147         45,016         48,406         47,892         47,949

INTEREST EXPENSE:
  Deposit accounts                                              13,272         13,652         15,596         18,152         19,461
  Advances from the Federal Home Loan Bank of Topeka             6,302          6,482          6,860          5,620          5,435
  Securities sold under agreements to repurchase and
    other borrowings                                               121            127            205            419            530
  Senior Notes                                                     637            636            661          1,212          1,212
  Trust preferred securities                                       921            922            938             97             --
                                                          ------------   ------------   ------------   ------------   ------------
Total interest expense                                          21,253         21,819         24,260         25,500         26,638

Net interest and dividend income                                22,894         23,197         24,146         22,392         21,311
  Provision for loan losses                                     (1,800)        (1,800)        (1,725)        (1,775)        (1,150)
                                                          ------------   ------------   ------------   ------------   ------------
Net interest and dividend income after provision
 for loan losses                                                21,094         21,397         22,421         20,617         20,161

NONINTEREST INCOME:
  Deposit related income                                         4,825          4,293          4,291          3,802          3,805
  Loan fees and loan service charges                               630            526            446            458            674
  Net gains on sale of assets                                      604             70            100            222            201
  Other                                                            907            974            844            815            841
                                                          ------------   ------------   ------------   ------------   ------------
Total noninterest income                                         6,966          5,863          5,681          5,297          5,521

NONINTEREST EXPENSE:
  Compensation and employee benefits                            10,209          9,786          9,681          8,357          8,630
  Equipment and data processing                                  1,351          1,867          1,689          1,633          1,615
  Occupancy                                                      1,077          1,187          1,088            999            921
  Advertising                                                      182            139            225            125             86
  Professional fees                                                309            264            493            329            253
  Other                                                          3,761          3,432          3,855          3,638          3,653
                                                          ------------   ------------   ------------   ------------   ------------
Total noninterest expense                                       16,889         16,675         17,031         15,081         15,158
                                                          ------------   ------------   ------------   ------------   ------------

Income before provision for income taxes and
 extraordinary item                                             11,171         10,585         11,071         10,833         10,524

  Provision for income taxes                                     3,706          3,506          3,985          3,639          3,472
                                                          ------------   ------------   ------------   ------------   ------------

Income before extraordinary item                                 7,465          7,079          7,086          7,194          7,052
                                                          ------------   ------------   ------------   ------------   ------------

Extraordinary item - purchase and retirement of
 Senior Notes, net of tax                                           --             --         (1,626)            --             (1)
                                                          ------------   ------------   ------------   ------------   ------------

Net income                                                $      7,465          7,079          5,460          7,194          7,051
                                                          ============   ============   ============   ============   ============


Earnings per share:
  Income before extraordinary item:
    Basic                                                 $       0.39           0.37           0.36           0.35           0.34
                                                          ============   ============   ============   ============   ============
    Diluted                                               $       0.37           0.36           0.35           0.34           0.33
                                                          ============   ============   ============   ============   ============
  Net income:
    Basic                                                 $       0.39           0.37           0.27           0.35           0.34
                                                          ============   ============   ============   ============   ============
    Diluted                                               $       0.37           0.36           0.27           0.34           0.33
                                                          ============   ============   ============   ============   ============


Average shares outstanding:
    Basic                                                   19,170,425     19,174,092     19,860,413     20,539,209     20,539,209
                                                          ============   ============   ============   ============   ============
    Diluted                                                 19,993,691     19,887,590     20,420,547     21,349,796     21,226,583
                                                          ============   ============   ============   ============   ============

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                             (Dollars in thousands)


                                                                                         6/30/02         12/31/01       % CHANGE
                                                                                       -----------      -----------     --------
                                                                                       (Unaudited)
ASSETS

Cash and due from banks                                                                $    42,447           50,791       (16.4)
Interest bearing deposits with other banks                                                   9,500            9,700        (2.1)
Securities available for sale                                                              100,081          193,736       (48.3)
Securities held to maturity                                                                492,256          430,956        14.2
Loans receivable, net of allowance for loan losses of $28,354 at June 30, 2002;
   $27,621 at December 31, 2001; and $27,680 at June 30, 2001                            1,981,542        1,972,145         0.5
Federal Home Loan Bank of Topeka and Federal Reserve Bank stock, at cost                    35,717           42,213       (15.4)
Premises and equipment, net                                                                 40,510           38,751         4.5
Assets acquired through foreclosure and repossession, net                                      950            1,910       (50.3)
Intangible assets, net                                                                      15,548           15,548        --
Current and deferred taxes, net                                                              6,685            7,408        (9.8)
Other assets                                                                                58,734           56,893         3.2
                                                                                       -----------      -----------

           Total assets                                                                $ 2,783,970        2,820,051        (1.3)
                                                                                       ===========      ===========     =======

LIABILITIES AND STOCKHOLDERS' EQUITY

  Deposits:
     Demand                                                                            $   680,345          636,315         6.9
     Savings                                                                                75,497           70,932         6.4
     Time                                                                                1,127,799        1,102,115         2.3
                                                                                       -----------      -----------

           Total deposits                                                                1,883,641        1,809,362         4.1

Advances from the Federal Home Loan Bank of Topeka                                         603,024          728,205       (17.2)
Securities sold under agreements to repurchase                                              33,698           38,694       (12.9)
Senior Notes                                                                                21,545           21,545          --
Other liabilities                                                                           26,703           18,459        44.7

Mandatorily redeemable trust preferred securities                                           40,250           40,250          --

Stockholders' equity:
   Common stock, $0.01 par value, 25,000,000 shares authorized;
      20,668,936 shares issued and 19,179,592 shares outstanding at June 30, 2002;
      20,539,269 shares issued and 19,199,925 shares outstanding at December 31,
      2001; and 20,539,269 shares issued and 20,539,209 shares outstanding at
      June 30, 2001                                                                            206              205         0.5
   Preferred Stock, $0.01 par value, 5,000,000 shares authorized; none outstanding              --               --          --
   Additional paid-in capital                                                              206,962          205,773         0.6
   Retained earnings                                                                       137,024          122,480        11.9
   Treasury stock, 1,489,344 shares at June 30, 2002; 1,339,344 shares at
      December 31, 2001; and 60 shares at June 30, 2001, at cost                          (171,340)        (169,031)        1.4
   Accumulated other comprehensive income, net of tax                                        2,257            4,109       (45.1)
                                                                                       -----------      -----------

           Total stockholders' equity                                                      175,109          163,536         7.1

                                                                                       -----------      -----------

           Total liabilities and stockholders' equity                                  $ 2,783,970        2,820,051        (1.3)
                                                                                       ===========      ===========     =======

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                              NONPERFORMING ASSETS
                             (Dollars in thousands)
                                   (Unaudited)


                                                          6/30/02      3/31/02     NET CHANGE         6/30/01    NET CHANGE
                                                        -----------   ---------    ----------       -----------  ----------
Non-accruing loans:
   Commercial                                           $     4,045       7,322          (3,277)    $     4,847        (802)
   Residential/Consumer                                       2,726       3,266            (540)          3,406        (680)
                                                        -----------   ---------   -------------     -----------  ----------
      Total                                                   6,771      10,588          (3,817)          8,253      (1,482)

Accruing loans 90 days or more delinquent:
   Commercial                                                 2,569          41           2,528              97       2,472
                                                        -----------   ---------   -------------     -----------  ----------
      Total                                                   2,569          41           2,528              97       2,472

Foreclosed Assets:
   Commercial                                                   120         631            (511)            488        (368)
   Residential/Consumer                                         830       1,149            (319)            526         304
                                                        -----------   ---------   -------------     -----------  ----------
      Total foreclosures                                        950       1,780            (830)          1,014         (64)

                                                        -----------   ---------   -------------     -----------  ----------

Total nonperforming assets                              $    10,290      12,409          (2,119)    $     9,364         926
                                                        ===========   =========   =============     ===========  ==========


Total nonperforming assets as a percentage of
   total assets                                                0.37%       0.45%                           0.36%
                                                        ===========   =========                     ===========


Total nonperforming loans as a percentage of
   total allowance                                            32.94%      38.43%                          30.17%
                                                        ===========   =========                     ===========


Total nonperforming assets as a percentage of
   total loans                                                 0.51%       0.62%                           0.49%
                                                        ===========   =========                     ===========


Total nonperforming loans as a percentage of
   total loans                                                 0.46%       0.53%                           0.44%
                                                        ===========   =========                     ===========


Total nonperforming loans as a percentage of
   total capital                                               5.33%       6.35%                           4.86%
                                                        ===========   =========                     ===========

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                       ALLOWANCE FOR LOAN AND LEASE LOSSES
                             (Dollars in thousands)
                                   (Unaudited)


                                   THREE MONTHS ENDED
                                        JUNE 30,
                                -----------------------
                                  2002           2001
                                --------       --------
Beginning Balance               $ 27,657         28,027

Provision                          1,800          1,150

Charge-Offs
     Commercial                     (641)          (717)
     Consumer                       (268)          (669)
     Residential                    (251)          (194)
                                --------       --------
          Total Charge-Offs       (1,160)        (1,580)
                                --------       --------

Recoveries                            57             83
                                --------       --------
Net Losses                        (1,103)        (1,497)
                                --------       --------

                                --------       --------
Ending Balance                  $ 28,354         27,680
                                ========       ========


Net Losses To Average Loans         0.06%          0.08%
                                ========       ========




                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                       ALLOWANCE FOR LOAN AND LEASE LOSSES
                             (Dollars in thousands)



                                       SIX MONTHS ENDED                YEAR ENDED
                                            JUNE 30,                  DECEMBER 31,
                                   -------------------------         --------------
                                      2002          2001                    2001
                                   -----------  ------------         --------------
                                   (unaudited)
Beginning Balance                  $    27,621        28,345         $       28,345

Provision                                3,600         1,900                  5,400

Charge-Offs
     Commercial                         (2,042)       (1,135)                (3,606)
     Consumer                             (701)       (1,380)                (2,178)
     Residential                          (284)         (320)                  (805)
                                   -----------  ------------          -------------
          Total Charge-Offs             (3,027)       (2,835)                (6,589)
                                   -----------  ------------          -------------

Recoveries                                 160           270                    465

                                   -----------  ------------          -------------
Net Losses                              (2,867)       (2,565)                (6,124)
                                   -----------  ------------          -------------

                                   -----------  ------------          -------------
Ending Balance                     $    28,354        27,680          $      27,621
                                   ===========  ============          =============


Net Losses To Average Loans               0.14%         0.14%                  0.32%
                                   ===========  ============          =============